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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 29, 2000

                       TOTAL-TEL USA COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter.)

                                   New Jersey
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                 (State or other jurisdiction of incorporation.)

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            0-2180                                        22-1656895
    ----------------------                           --------------------
   (Commission File Number)                            (I.R.S. Employer
                                                     Identification Number)

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                             OVERLOOK AT GREAT NOTCH
                                 150 CLOVE ROAD
                         LITTLE FALLS, NEW JERSEY 07424
              (Address of principal executive offices.) (Zip Code)

       Registrant's telephone number, including area code: (973) 812-1100

                                      NONE

         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS

On June 22, 2000, the Board of Directors of Total-Tel USA Communications, Inc. (the "Company") authorized a change in the name of the Company to Covista Communications, Inc., subject to shareholders' approval, at the next annual meeting of the Company.

On September 12, 2000, the Company's shareholders approved an amendment to the Company's Certificate of Incorporation to change the name of the Company to Covista Communications, Inc. The Certificate was filed with the State of New Jersey on September 15, 2000.

ITEM 7. EXHIBITS

1.Certificate of Amendment to the Certificate of Incorporation dated September 12, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 3, 2000              TOTAL-TEL USA COMMUNICATIONS, INC.
                                    (Registrant)

                                    By: /S/  A. John Leach
                                        --------------------------------------
                                        President and Chief Executive Officer